M U N I C I P A L      P A R T N E R S      F U N D      I N C .


November 22, 1996

To Our Shareholders:

We are pleased to provide this quarterly report to the shareholders of Municipal Partners Fund Inc. (the "Fund") for the period ending September 30, 1996. The Fund's net asset value (assuming the reinvestment of monthly dividends in additional shares of the Fund) increased 3.72% during the third quarter. At September 30, 1996, the Fund had a closing net asset value of $13.78 per share and based on the Fund's closing market price of $12.00 per share on September 30, 1996, the Fund's current yield was 6.65%. During the quarter ended September 30, 1996, the Fund paid one monthly common stock dividend of $0.065 per share. The dividend was raised from $0.065 per share to $0.0665 per share for the Fund's dividends declared and paid in August and September.

Renewed doubts over the strength of the economy coupled with benign inflation data lifted bond prices during the quarter. Periods of volatility occurred, however, as investors speculated as to whether the Federal Reserve would raise short-term interest rates. The Federal Reserve decided to leave short-term interest rates unchanged at its September 24th Federal Open Market Committee meeting, thus enabling the market to end the quarter on a firm note.

Positive supply and demand factors during the quarter allowed municipal bonds to fare better than taxable securities on all but the shortest of maturities. While the total new issue volume for the quarter was just over $35 billion, it was easily absorbed by an estimated $70 billion that was available to be reinvested in municipals from maturities, calls and coupon payments. Cash-laden individual investors and property and casualty insurance companies showed strong demand for tax-exempt securities.

As of September 30, 1996, the Fund's portfolio consisted of 42 issues in 25 states with an average maturity of 13.4 years and an average coupon of 6.40% for the Fund's long-term holdings. Sector weightings emphasize housing, industrial development and healthcare.

Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Fund information will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund.

Finally, we thank you for your support and confidence. We invite you to call with any questions or comments at 1-800-725-6666 or (212) 783-1301. In addition, a recorded periodic update that reviews the municipal debt market and contains specific information regarding the Fund and its portfolio, including top ten holdings and portfolio diversification, is available by calling 1-800-421-4777.

                                               Cordially,



Mark C. Biderman                                      Michael S. Hyland
Chairman of the Board                                 President

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Statement of Investments
September 30, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P           Value
   (000)    Long-Term Investments - 147.1%                                             Credit Rating        (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Alabama - 4.0%
            Alabama Special Care Facilities Financing Authority Revenue (Daughters of
  $2,145    Charity-St. Vincents), 5.00%, 11/01/25 .....................................   Aa/AA        $ 1,888,758
            Courtland, Alabama Industrial Development Board Solid Waste Disposal
            Revenue (Champion International Corporation Project), Series A,
   1,225    7.00%, 11/01/22 ............................................................   Baa1/BBB        1,276,781
                                                                                                        ------------
                                                                                                           3,165,539
                                                                                                        ------------
            California - 3.9%
            San Francisco, California Airport Revenue (San Francisco International
   1,000    Airport), Series A-9, FGIC, 5.60%, 5/01/14 .................................   Aaa/AAA           979,150
            West Covina, California Certificate of Participation (Queen of the Valley
   2,000    Hospital), 6.50%, 8/15/14 ..................................................   A/A             2,079,560
                                                                                                        ------------
                                                                                                           3,058,710
                                                                                                        ------------
            Colorado - 3.8%
            Colorado Health Facilities Authority Hospital Revenue (Rocky Mountain
   3,000    Adventist Healthcare Project), 6.625%, 2/01/22 .............................   Baa/BBB         3,006,870
                                                                                                        ------------

            Georgia - 2.6%
            Fulton County, Georgia Housing Authority Single-Family Mortgage,
   2,000    6.60%, 3/01/28 .............................................................   NR/AAA          2,040,140
                                                                                                        ------------

            Illinois - 9.5%
            Chicago, Illinois Wastewater Transmission Revenue, FGIC,
   3,000    5.125%, 1/01/25 ............................................................   Aaa/AAA         2,727,720
            Illinois Health Facilities Authority Revenue Refunding (Lutheran General
   1,500    Health System), Series C, 7.00%, 4/01/14 ...................................   A/A+            1,699,815
   3,000    Illinois State Sales Tax Revenue, Series V, 6.375%, 6/15/20 ................   A1/AAA          3,135,840
                                                                                                        ------------
                                                                                                           7,563,375
                                                                                                        ------------
            Maine - 3.4%
            Maine State Housing Authority Mortgage Purchase, Series A-4,
     525    6.375%, 11/15/12 ...........................................................   A1/AA-            535,248
            Maine State Housing Authority Mortgage Purchase, Series A-2,
   2,110    6.65%, 11/15/25 ............................................................   A1/AA-          2,163,088
                                                                                                        ------------
                                                                                                           2,698,336
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------
                                   See accompanying  notes to financial statements.

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

September 30, 1996  (unaudited)

 Principal
  Amount                                                                                Moody's/S&P        Value
   (000)    Long-Term Investments (continued)                                          Credit Rating      (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Maryland - 6.6%
            Maryland State Community Development Administration, Department of
            Housing and Community Development (Multi-Family Housing), Series E,
  $1,300    6.85%, 5/15/25 .............................................................   Aa/NR         $ 1,361,399
            Northeast Maryland Waste Disposal Authority, Solid Waste Revenue
            (Montgomery County Resource Recovery, Ogden Martin Systems Project A),
   3,750    MBIA, 6.30%, 7/01/16 .......................................................   Aaa/AAA         3,895,125
                                                                                                        ------------
                                                                                                           5,256,524
                                                                                                        ------------
            Massachusetts - 2.2%
            Massachusetts State Water Pollution Abatement Water Pollution Revenue
   1,740    (New Bedford Loan Program), Series A, 5.70%, 2/01/14 .......................   Aa/NR           1,740,418
                                                                                                        ------------

            Michigan - 4.0%
            Michigan Hospital Finance Authority Revenue Refunding (Pontiac
   3.400    Osteopathic Project), 6.00%, 2/01/24 .......................................   Baa1/BBB        3,210,484
                                                                                                        ------------

            Minnesota - 4.5%
            Minnesota State Housing Finance Agency Single-Family Mortgage,
   3,550    Series H, 6.50%, 1/01/26# ..................................................   Aa/AA+          3,610,670
                                                                                                        ------------

            Nebraska - 7.6%
            Nebraska Higher Education Loan Program Inc., Revenue, Sub-Series A-6,
   6,000    6.45%, 6/01/18 .............................................................   A/NR            6,048,240
                                                                                                        ------------

            Nevada - 13.2%
            Clark County, Nevada Passenger Facility Revenue (Macarran International
   4,850    Airport), MBIA, 5.75%, 7/01/23 .............................................   Aaa/AAA         4,726,762
            Nevada Housing Division, Single-Family Program, Series B-2,
   4,355    6.40%, 10/01/25 ............................................................   Aa/NR           4,407,478
            Nevada Housing Division, Single-Family Program, Series B-2,
   1,300    6.95%, 10/01/26 ............................................................   Aa/NR           1,352,195
                                                                                                        ------------
                                                                                                          10,486,435
                                                                                                        ------------
            New Hampshire - 0.9%
            New Hampshire State Housing Finance Authority, Single-Family
     680    Residential, Series A, 6.80%, 7/01/15 ......................................   Aa/A+             704,555
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------
                                   See accompanying  notes to financial statements.
                                                                                                              Page 3

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

September 30, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P        Value
   (000)    Long-Term Investments (continued)                                          Credit Rating      (Note 2)
--------------------------------------------------------------------------------------------------------------------
            New Jersey - 13.0%
            New Jersey Economic Development Authority, Pollution Control Revenue
  $5,150    (Public Service Electric and Gas Co. Project), MBIA, 6.40%, 5/01/32 ........   Aaa/AAA       $ 5,424,753
            New Jersey Economic Development Authority, Water Facilities Revenue
   4,450    (New Jersey American Water Co., Inc. Project), FGIC, 6.875%, 11/01/34 ......   Aaa/AAA         4,871,593
                                                                                                        ------------
                                                                                                          10,296,346
                                                                                                        ------------
            New York - 4.8%
            Port Authority of New York & New Jersey Construction, Ninety-Sixth Series,
     950    FGIC, 6.60%, 10/01/23 ......................................................   Aaa/AAA         1,023,711
            Triborough Bridge & Tunnel Authority, New York General Purpose Revenue,
   2,850    Series Y, 5.50%, 1/01/17 ...................................................   Aa/A+           2,825,690
                                                                                                        ------------
                                                                                                           3,849,401
                                                                                                        ------------
            Ohio - 11.9%
            Miami County, Ohio Hospital Facilities Revenue Refunding & Improvement
   2,000    (Upper Valley Medical Center), 6.25%, 5/15/13 ..............................   Baa/BBB         1,972,000
            Ohio State Water Development Authority Solid Waste Disposal Revenue
   7,200    (Cargill Inc.), 6.30%, 9/01/20 .............................................   Aa3/AA-         7,452,432
                                                                                                        ------------
                                                                                                           9,424,432
                                                                                                        ------------

            Pennsylvania - 8.0%
            Monroeville, Pennsylvania Hospital Authority Hospital Revenue (Forbes
   6,095    Health System), 7.00%, 10/01/13 ............................................   A/BBB+          6,322,404
                                                                                                        ------------

            Rhode Island - 4.0%
            Rhode Island Housing &Mortgage Finance Corporation, Homeownership
   3,115    Opportunity, Series 7B, 6.80%, 10/01/25 ....................................   Aa/AA+          3,212,406
                                                                                                        ------------

            South Dakota - 6.5%
            South Dakota Housing Development Authority, Homeowner Mortgage,
   4,955    Series D, 6.85%, 5/01/26 ...................................................   Aa1/AAA         5,116,682
                                                                                                        ------------

            Tennessee - 4.6%
            The Industrial Development Board of Humphreys County, Tennessee
   3,400    (E.I. duPont de Nemours and Company Project), 6.70%, 5/01/24 ...............   Aa3/AA-         3,624,196
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------
                                   See accompanying  notes to financial statements.


M U N I C I P A L      P A R T N E R S      F U N D      I N C .

September 30, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P        Value
   (000)    Long-Term Investments (concluded)                                          Credit Rating      (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Texas - 19.0%
            Angelina & Neches River Authority, Texas Solid Waste Disposal Revenue
  $2,750    (Champion International Corporation Project), 6.30%, 4/01/18................   Baa1/NR      $  2,722,857
            Lower Neches Valley Authority, Texas Industrial Development Corporation
   6,000    (Mobil Oil Refining Corporate Project), 6.40%, 3/01/30......................   Aa2/AA          6,167,220
            Richardson, Texas Hospital Authority Hospital Revenue Refunding and
   3,000    Improvement (Richardson Medical Center), 6.75%, 12/01/23....................   Baa/BBB-        3,049,800
     340    Texas State Veterans Housing Assistance, 6.80%, 12/01/23....................   Aa/AA             350,710
            West Side Calhoun County, Texas Navigation District Solid Waste Disposal
   2,750    Revenue (Union Carbide Chemicals), 6.40%, 5/01/23...........................   Baa2/BBB        2,739,714
                                                                                                        ------------
                                                                                                          15,030,301
                                                                                                        ------------
            Virginia - 3.8%
            Giles County, Virginia Industrial Development Authority Revenue
   2,000    (Hoechst Celanese Project), 5.95%, 12/01/25.................................   A2/A+           2,009,520
            Virginia State Housing Development Authority, Commonwealth Mortgage,
     955    Subseries B-5, 6.30%, 1/01/27...............................................   Aa1/AA+           964,282
                                                                                                        ------------
                                                                                                           2,973,802
                                                                                                        ------------
            Washington - 1.9%
            Washington State Housing Finance Commission, Single-Family Mortgage
   1,460    Revenue Refunding, 6.15%, 1/01/26...........................................   NR/AAA          1,465,766
                                                                                                        ------------

            West Virginia -- 3.4%
            West Virginia State Water Development Authority, Loan Program II,
   2,445    Series A, 7.00%, 11/01/31, Pre-Refunded 11/01/01............................   NR/A-           2,722,311
                                                                                                        ------------
            Total Long-Term Investments (cost $114,118,912)...........................................   116,628,343
                                                                                                        ------------



            Short-Term Investments - 0.6%
--------------------------------------------------------------------------------------------------------------------
            California - 0.1%
            Los Angeles County, California Industrial Development Authority Industrial
     100    Development Revenue (Coe & Dru Inc.), VR, 4.25%, 10/01/96...................   NR/NR             100,000
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------
                                   See accompanying  notes to financial statements.


                                                                                                              Page 5

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Statement of Investments (concluded)
September 30, 1996 (unaudited)

 Principal
  Amount                                                                                Moody's/S&P        Value
   (000)    Short-Term Investments (concluded)                                         Credit Rating      (Note 2)
--------------------------------------------------------------------------------------------------------------------
            Missouri - 0.5%
            Missouri State Health & Educational Facilities Authority Health Facilities
    $400    Revenue (St. Anthony Medical Center Project C), VR, 3.80%, 10/01/96 ........   VMIG-1/A-1+  $    400,000
                                                                                                        ------------

            Total Short-Term Investments  (cost $500,000) ............................................       500,000
                                                                                                        ------------

            Total Investments - 147.7%  (cost $114,618,912) ..........................................   117,128,343
                                                                                                        ------------

            Other Assets in Excess of Liabilities - 2.7% .............................................     2,186,507
                                                                                                        ------------

            Total Net Assets - 150.4% ................................................................   119,314,850
                                                                                                        ------------
            Par value of 800 shares of preferred stock at $50,000 per share (Note 5)-(50.4%) .........   (40,000,000)
                                                                                                        ------------

          Net Assets Applicable to Common Stock - 100%
            (equivalent to $13.78 per share on 5,757,094 common shares outstanding) ..................  $ 79,314,850
                                                                                                        ------------

--------------------------------------------------------------------------------------------------------------------

  The following abbreviations are used in portfolio descriptions:
  FGIC  - Insured as to principal and interest by the Financial Guaranty Insurance Company.
  MBIA  - Insured as to principal and interest by the Municipal Bond Investors Assurance Corporation.
  NR    - Not rated by Moody's or S&P as indicated.
  VMIG  - Variable Moody Investment Grade.
  VR    - Variable Rate Demand Note. Date shown is date of next interest rate change and coupon rate is the rate in effect on September 30, 1996.
  #     - Securities valued at $3,610,670 as of September 30, 1996 were segregated to be available for the purchase of delayed delivery securities.

--------------------------------------------------------------------------------------------------------------------
                                   See accompanying  notes to financial statements.


Page 6

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Statement of Assets and Liabilities
September 30, 1996 (unaudited)

Assets
Investments, at value (cost - $114,618,912) ...............................................  $117,128,343
Cash ......................................................................................         9,351
Interest receivable .......................................................................     2,294,467
Unamortized organization expenses (Note 2) ................................................        18,772
Prepaid expenses ..........................................................................        19,683
                                                                                             ------------
            Total assets ..................................................................   119,470,616
                                                                                             ------------

Liabilities
Accrued management fee (Note 3) ...........................................................        58,333
Accrued audit and tax return preparation fees .............................................        40,340
Accrued printing and mailing fees .........................................................        20,769
Accrued legal fee .........................................................................        20,000
Accrued custodian expense .................................................................         6,361
Accrued transfer agent expense ............................................................         2,419
Other accrued expenses ....................................................................         7,544
                                                                                             ------------
            Total liabilities .............................................................       155,766
                                                                                             ------------

Net Assets
Preferred Stock (Note 5) ..................................................................    40,000,000
Common Stock ($.001 par value, 100,000,000 shares authorized; 5,757,094 shares outstanding)         5,757
Additional paid-in capital ................................................................    79,673,514
Undistributed net investment income .......................................................       342,447
Accumulated realized loss on investments ..................................................   (3,216,299)
Net unrealized appreciation on investments ................................................     2,509,431
                                                                                             ------------
            Net assets ....................................................................  $119,314,850
                                                                                             ------------



                             See accompanying  notes to financial statements.
----------------------------------------------------------------------------------------------------------
                                                                                                    Page 7

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Statement of Operations
For the Nine Months Ended September 30, 1996 (unaudited)

Investment Income
     Income
            Interest (reduced by net premium amortization of $26,660)..................... $ 5,489,945

     Operating expenses
         Management fee (Note 3).............................................$533,497
         Auction agent fee...................................................  83,453
         Audit and tax services..............................................  51,843
         Printing............................................................  33,747
         Legal...............................................................  32,106
         Custodian...........................................................  19,090
         Directors' fees and expenses (Note 3)...............................  19,003
         Listing fee.........................................................  12,138
         Transfer agent......................................................  10,784
         Amortization of deferred organization expenses (Note 2).............  10,626
         Shareholder annual meeting..........................................   8,611
         Other...............................................................  16,690
                                                                             --------
          Total operating expenses........................................................     831,588
                                                                                           -----------
     Net investment income................................................................   4,658,357
                                                                                           -----------

Net Realized and Unrealized Loss
     Net Realized Loss on Investments.....................................................     (56,227)
     Change in Net Unrealized Appreciation on Investments.................................  (2,492,758)
                                                                                           -----------
     Net realized loss and change in net unrealized appreciation on investments...........  (2,548,985)
                                                                                           -----------
     Net Increase in Net Assets from Operations........................................... $ 2,109,372
                                                                                           -----------


------------------------------------------------------------------------------------------------------
                          See accompanying  notes to financial statements.

Page 8

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Statement of Changes in Net Assets

                                                                                 For the
                                                                               Nine Months
                                                                                  Ended         For the
                                                                              September 30,   Year Ended
                                                                                  1996       December 31,
                                                                               (unaudited)       1995
----------------------------------------------------------------------------------------------------------
Operations
     Net investment income.................................................   $  4,658,357    $  6,341,398

     Net realized loss on investments.....................................         (56,227)       (696,257)

     Change in net unrealized appreciation (depreciation) on investments...     (2,492,758)     15,833,547
                                                                              ------------    ------------
     Net increase in net assets from operations............................      2,109,372      21,478,688
                                                                              ------------    ------------
Dividends

     To common shareholders from net investment income.....................     (3,385,171)     (4,594,161)

     To preferred shareholders from net investment income..................     (1,106,854)     (1,656,333)
                                                                              ------------    ------------
                                                                                (4,492,025)     (6,250,494)
                                                                              ------------    ------------
     Total increase (decrease) in net assets...............................     (2,382,653)     15,228,194

Net Assets
     Beginning of period...................................................    121,697,503     106,469,309
                                                                              ------------    ------------
     End of period (includes undistributed net investment income of
          $342,447 and $176,115, respectively).............................   $119,314,850    $121,697,503
                                                                              ------------    ------------





----------------------------------------------------------------------------------------------------------
                            See accompanying  notes to financial statements.


                                                                                                    Page 9

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Statement of Cash Flows
For the Nine Months Ended September 30, 1996 (unaudited)

Cash Flows from Operating Activities:
     Proceeds from sales of portfolio investments............................................            $ 28,871,360
     Purchases of portfolio securities.......................................................             (28,357,721)
     Net purchases of short-term investments.................................................                (400,000)
                                                                                                         ------------
                                                                                                              113,639
     Net investment income...................................................................               4,658,357
     Amortization of net premium on investments..............................................                  26,660
     Amortization of organization expenses...................................................                  10,626
     Net change in receivables/payables related to operations................................                (337,032)
                                                                                                         ------------
         Net cash provided by operating activities...........................................               4,472,250
                                                                                                         ------------
Cash Flows used by Financing Activities:
     Common stock dividends paid.............................................................              (3,385,171)
     Preferred stock dividends paid..........................................................              (1,106,854)
                                                                                                         ------------
         Net cash used by financing activities...............................................              (4,492,025)
                                                                                                         ------------
Net decrease in cash.........................................................................                 (19,775)
Cash at beginning of period..................................................................                  29,126
                                                                                                         ------------
Cash at end of period........................................................................            $      9,351
                                                                                                         ------------


---------------------------------------------------------------------------------------------------------------------
                                  See accompanying  notes to financial statements.
Page 10

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Notes to Financial Statements
(unaudited)


Note 1.  Organization

Municipal Partners Fund Inc. (the "Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund may classify or reclassify any unissued shares of common stock into one or more series of preferred stock (See Note 5). The Fund commenced operations on January 29, 1993. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc (the "Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.


Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

(unaudited)


DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in
Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $89,271 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.


Note 3.  Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer & Co., Inc. ("Oppenheimer"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of .60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

(unaudited)


At September 30, 1996, Oppenheimer and the Investment Adviser owned 3,547 and 4,275 shares of the Fund, respectively.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board and audit committee meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.


Note 4.  Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the nine months ended September 30, 1996, aggregated $28,357,721 and $28,871,360, respectively. At December 31, 1995, the Fund had a net capital loss carryover of approximately $3,160,000 of which $526,000 will be available through December 31, 2001, $1,930,000 will be available through December 31, 2002 and $704,000 will be available through December 31, 2003 to offset future capital gains to the extent provided by federal income tax regulations.

The federal income tax cost basis of the Fund's investments at September 30, 1996 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $2,857,170 and $347,739, respectively, resulting in net unrealized appreciation for federal income tax purposes of $2,509,431.


Note 5.  Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the nine months ended September 30, 1996 ranged from 3.54% to 3.93%. The weighted average dividend rate for the nine months ended September 30, 1996 was 3.636%. The Board of Directors designated the dividend period commencing July 23, 1996 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on July 22, 1996 remained in effect through October 21, 1996. The dividend rate for this Special Rate Period was 3.65%. The Board of Directors designated the dividend period commencing October 22, 1996 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on October 21, 1996 remains in effect through January 20, 1997 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.59%.

M U N I C I P A L      P A R T N E R S      F U N D      I N C .


Notes to Financial Statements (concluded)
(unaudited)


The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.


Note 6.  Common Stock Dividends Subsequent to September 30, 1996

On October 1 and November 1, 1996, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $.0665 per share, payable on October 31 and November 29, 1996 to shareholders of record on October 16 and November 13, 1996, respectively.

Note 7.  Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Financial Highlights

Data for a share of common stock outstanding throughout each period:

                                                      For the Nine
                                                      Months Ended     For the       For the          For the
                                                      September 30,   Year Ended    Year Ended      Period Ended
                                                          1996       December 31,  December 31,     December 31,
                                                       (unaudited)       1995          1994            1993(a)
------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.................... $ 14.19        $ 11.55        $ 14.59         $ 14.10
                                                         -------        -------        -------         -------
Net investment income...................................     .81           1.10           1.10             .87

Net realized gain (loss) and change in net
   unrealized appreciation (depreciation) on investments    (.44)          2.63          (3.04)            .73
                                                         -------        -------        -------         -------
Total from investment operations........................     .37           3.73          (1.94)           1.60
                                                         -------        -------        -------         -------
Less distributions
   Dividends to common shareholders from net
     investment income..................................    (.59)          (.80)         (.89)            (.71)

   Dividends to preferred shareholders from net
     investment income..................................    (.19)          (.29)         (.21)            (.14)
                                                         -------        -------        -------         -------
Total distributions.....................................    (.78)         (1.09)        (1.10)            (.85)
                                                         -------        -------        -------         -------
Offering costs on issuance of common and
   preferred shares.....................................      --             --            --             (.26)
                                                         -------        -------        -------         -------
Net asset value, end of period.......................... $ 13.78        $ 14.19       $ 11.55          $ 14.59
                                                         -------        -------        -------         -------
Per share market value, end of period................... $ 12.00        $11.625       $ 9.875          $ 13.75

Total investment return based on market
   price per share (c)..................................   8.49%         26.18%       (22.57%)           2.31%(b)

Ratios to average net assets of common shareholders (d):
   Operating expenses...................................   1.41%(e)       1.43%         1.49%            1.30%(e)

   Net investment income before preferred
       stock dividends..................................   7.89%(e)       8.41%         8.67%            6.57%(e)

   Preferred stock dividends............................   1.88%(e)       2.20%         1.68%            1.31%(e)

   Net investment income available to
       common shareholders..............................   6.01%(e)       6.21%         6.99%            5.26%(e)

   Net assets of common shareholders,
       end of period (000).............................. $79,315        $81,698       $66,469          $84,009

   Preferred stock outstanding,
       end of period (000).............................. $40,000        $40,000       $40,000          $40,000

   Portfolio turnover rate..............................     24%            35%           17%             100%



------------------------------------------------------------------------------------------------------------------

(a) For the period from commencement of investment operations on January 29, 1993 through December 31, 1993.

(b) Return calculated based on beginning of period price of $14.10 (initial offering price of $15.00 less underwriting discount of $.90) and end of period market value of $13.75 per share. This calculation is not annualized.

(c) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. This calculation is not annualized.

(d) Ratios calculated on the basis of income, expenses and preferred stock dividends relative to the average net assets of common shares.

(e) Annualized.

                                 See accompanying notes to financial statements.

                                                                                                           Page 15

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:

                                                                                        Net Realized Gain
                                                                                         (Loss) &Change
                                                                                        in Net Unrealized
                                                                  Net Investment          Appreciation
                                                                      Income             (Depreciation)
                                                                 -----------------     -------------------
Quarter Ended*                                                   Total   Per Share     Total     Per Share
----------------------------------------------------------------------------------------------------------
September 30, 1994...........................................   $1,599    $.28         $(1,985)   $(.35)
December 31, 1994............................................    1,590     .28          (4,219)    (.73)
March 31, 1995...............................................    1,585     .27           7,580     1.32
June 30, 1995................................................    1,584     .28           1,601      .28
September 30, 1995...........................................    1,572     .27           1,478      .25
December 31, 1995............................................    1,600     .28           4,478      .78
March 31, 1996...............................................    1,561     .27          (3,781)    (.65)
June 30, 1996................................................    1,551     .27            (424)    (.08)
September 30, 1996...........................................    1,546     .27           1,656      .29

----------------------------------------------------------------------------------------------------------

 *Totals expressed in thousands of dollars except per share amounts.


                 See accompanying notes to financial statements.

M U N I C I P A L      P A R T N E R S      F U N D      I N C .

(left column)

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

MARK C. BIDERMAN
      Chairman of the Board;
      Managing Director,
      Oppenheimer & Co., Inc.
      Executive Vice President,
      Advantage Advisers, Inc.

ALLAN C. HAMILTON
      Consultant, formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND
      President;
      Managing Director,
      Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

ROBERT L. ROSEN
      General Partner,
      R.L.R. Partners

Officers

MARK C. BIDERMAN
      Chairman of the Board

MICHAEL S. HYLAND
      President

MARYBETH WHYTE
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

ALAN M. MANDEL
      Treasurer

LAURIE A. PITTI
      Assistant Treasurer

TANA E. TSELEPIS
      Secretary

JENNIFER G. MUZZEY
      Assistant Secretary

ROBERT I. KLEINBERG
      Assistant Secretary


(right column)

Municipal Partners Fund Inc.

      7 World Trade Center
      New York, New York  10048
      Telephone 1-800-SALOMON

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT MANAGER
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York  10006

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      MNP

(left column)

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750
                                -----------------

(right column)

                 Municipal Partners
                 Fund Inc.


                 Interim Report
                 SEPTEMBER 30, 1996